UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2013

EPAM SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the current Report on Form 8-K filed by Registrant on May 8, 2013 and is being filed as a result of EPAM Systems, Inc. (“EPAM”) filing a press release correcting a typographical error in the headline of a press release filed earlier in the day on May 8, 2013.

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2013, EPAM issued a press release discussing results of operations for the quarter ended March 31, 2013. This press release was issued to correct an error in the press release issued earlier in the day on May 8, 2013. A copy of this corrected press release is attached as exhibit 99.1 of this report and is incorporated by reference into this section 2.02.

The information in this report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated May 8, 2013, announcing results of operations of EPAM System, Inc. for the quarter ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM SYSTEMS, INC.

Date: May 8, 2013	By:	/s/ ILYA CANTOR
		Name:	Ilya Cantor
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

99.1	Press release dated May 8, 2013, announcing results of operations of EPAM System, Inc. for the quarter ended March 31, 2013.

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